UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2007

TRUMP ENTERTAINMENT RESORTS, INC.

TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
33-90786	13-3818407
33-90786-01	13-3818405
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 26, 2007, Trump Entertainment Resorts, Inc. (the “Company”) terminated the employment of Paul B. Keller, the Company’s Executive Vice President Design and Construction. On June 27, 2007, the Company terminated the employment of Virginia McDowell, the Company’s Executive Vice President and Chief Information Officer. Mr. Keller and Ms. McDowell were both terminated without cause in connection with cost reduction measures implemented by the Company and the Company does not intend to fill either position.

(c) On June 29, 2007, the Company appointed Robert M. Pickus, the Company’s Executive Vice President, Secretary and General Counsel as its Chief Administrative Officer, effective upon the approval of such appointment by the New Jersey Casino Control Commission. Mr. Pickus will continue to serve as the Company’s Secretary and General Counsel. Mr. Pickus, age 52, has been the Company’s General Counsel and Secretary and an Executive Vice President since March 1995. Since 1985, Mr. Pickus has held various positions, including President, Secretary, Vice President, Assistant Vice President and director of numerous of the Company’s subsidiaries (and those of its predecessors). Mr. Pickus has been admitted to practice law in the states of New York and New Jersey since 1980, and in the Commonwealth of Pennsylvania since 1981.

Item 8.01	Other Events

On May 17, 2007, the Company issued a press release announcing that, following its previously disclosed evaluation of strategic corporate options, it had received preliminary and conditional indications of interest from parties proposing to acquire the Company. On July 2, 2007, the Company issued a press release announcing that the Company’s Board of Directors has concluded, after consulting with its financial advisor, that none of the indications of interest received to date represented or was likely to lead to a transaction that was in the best interests of the Company and its shareholders. There are currently no ongoing discussions with the parties that submitted the indications of interest. The Company will continue to review other strategic corporate options with a view towards maximizing value for the Company’s shareholders.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Trump Entertainment Resorts, Inc. on July 2, 2007

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Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2007

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Executive Vice President and Secretary

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Executive Vice President and Secretary

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Trump Entertainment Resorts, Inc. on July 2, 2007

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